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                                                             February 6, 1998



We hereby consent to the references to this Firm under the caption "LEGAL OPINIONS" in the Registration Statement on Form S-4 of UST Corp. filed on February 6, 1998.

                                             NUTTER, MCLENNEN & FISH, LLP